                             12% SUBORDINATED NOTE

                              Due September 9, 2004

U.S. $171,563.00                                        Dated: September 9, 1997

     FOR VALUE RECEIVED, the undersigned, CLONTECH LABORATORIES, INC., a California corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of SUMMIT INVESTORS III, L.P., (the "Lender"), the principal sum of One Hundred Seventy-one Thousand, Five Hundred and Sixty-three UNITED STATES DOLLARS (U.S. $171,563), on September 9, 2004.

     The Borrower further promises to pay interest on the outstanding principal amount of this Promissory Note (this "Note") from time to time at a rate per annum equal at all times to 12.00%. At the end of the first annual accrual period, commencing on the date hereof, and each annual accrual period thereafter, Borrower shall pay one-half of the accrued interest for that period to the Lender and the remaining one-half of the accrued interest for that period shall be added to, and shall thereafter be treated for all purposes as part of the principal amount of this Note. In the event that any amount of principal or interest, or any other amount payable hereunder, is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Borrower shall pay interest on such unpaid principal, interest or other amount, from the date such amount becomes due until the date such amount is paid in full, payable on demand, at a rate per annum equal at all times to 14.00%, compounded annually. In the event that, at any time or from time to time, the Borrower shall incur a net operating loss greater than 2% of revenue for any two successive fiscal quarters or for any fiscal year (as reflected in the consolidated financial statements of the Borrower and its subsidiaries delivered hereunder), then in each such instance the rate of interest on unpaid principal, interest or other amounts hereunder shall thereupon be increased by 2.00% per annum until such time as the Borrower shall have a net operating profit for a full fiscal quarter. Interest shall compound annually and shall accrue daily on the outstanding principal amount of this Note and shall be calculated on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

     All payments hereunder shall be made in lawful money of the United States of America and in same day or immediately available funds, prior to 10:00 a.m. (Pacific time), to the Lender, at Boston Safe Deposit & Trust Co., One Boston Place, Boston, MA 02108, Account Number 05-942-0, ABA Routing Number 0110-01234, or to such other office and account of the Lender as it from time to time shall designate in a written notice to the Borrower.

     Whenever any payment hereunder shall be stated to be due, or whenever any interest payment date or any other date specified hereunder would otherwise occur, on a day other than a Business Day (as defined below), then, except as otherwise provided herein, such payment shall be made, and such interest payment date or other date shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder. As used herein, "Business Day" means a day (i) other than

                                       1.

Saturday or Sunday, and (ii) on which commercial banks are open for business in New York, New York, and San Francisco, California.

     All payments shall be made hereunder unconditionally in full without deduction, setoff, counterclaim or other defense. The Borrower represents and warrants to the Lender that, to the best of the Borrower's knowledge, there is no claim, defense, counterclaim or set-off which could be asserted by or is available to the Borrower against the Lender.

     Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Note, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate (as defined below), the Borrower shall not be obligated to pay, and the Lender shall not be entitled to charge, collect, receive, reserve or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. As used herein, "Highest Lawful Rate" means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by the Lender in connection with this Note under applicable law.

     The Borrower may, upon at least five (5) Business Days prior written notice to the Lender, prepay the outstanding amount hereof in whole or in part, without premium or penalty. Partial prepayments shall be in an aggregate principal amount of at least $500,000 or a greater amount which is an integral multiple of $500,000.

     Notwithstanding anything herein to the contrary, the Borrower must prepay all outstanding amounts hereunder upon the occurrence of (i) the acquisition of the Borrower by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Borrower), (ii) a sale of all or substantially all of the assets of the Borrower, (iii) a liquidation, dissolution or winding up of the Borrower, or (iv) the Borrower's sale of its Common Stock in a bona fide firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended.

     Together with any prepayment hereunder, the Borrower shall pay accrued interest to the date of such prepayment on the principal amount prepaid.

     By accepting this Note, the Lender agrees that all payments on account of the indebtedness, liabilities and other obligations of the Borrower to the Lender and each other holder from time to time of this Note, including, without limitation, all amounts of principal, all interest accrued hereon, and all other amounts payable by the Borrower to the Lender under this Note or in connection herewith (the "Subordinated Indebtedness") shall be sub-ordinate and subject in right of payment, to the extent and in the manner set forth herein, to the prior payment in full in cash or cash equivalents of the Senior Indebtedness. As used herein, "Senior Indebtedness" shall mean any indebtedness, liabilities and other obligations of the Borrower (whether as primary obligor or as guarantor) to any Person (each a "Senior Lender") with respect


                                       2.

to any working capital, revolving credit or other line of credit facility, any term loan facility, or any other extension of credit by a bank, insurance company or financial institution engaged in the business of lending money (whether or not secured), including reimbursement obligations under letters of credit (or local guaranties, as applicable) and obligations in respect of bankers' acceptances, interest rate protection agreements and currency exchange and purchase agreements, and any other indebtedness or other obligations of the Borrower (i) for borrowed money or evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (ii) under leases which are capitalized under U.S. generally accepted accounting principles ("GAAP"), (iii) under leases for equipment used in the ordinary course of the Borrower's business, and (iv) with respect to indebtedness of others for the payment of which the Borrower is responsible or liable as co-obligor or guarantor and any renewals, refundings, refinancings or other extensions thereof, except for any of the foregoing held by any Affiliate (as defined below) of the Borrower, and except for indebtedness or other obligations which are specifically designated not to be Senior Indebtedness for purposes of this Note in the instruments evidencing such indebtedness or obligations at the time of the issuance thereof or which by their terms are subordinated to any other category or class of indebtedness of the Borrower. The terms "indebtedness," "liabilities" and "obligations" are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities, now existing or hereafter arising, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

     As long as any of the Senior Indebtedness shall remain outstanding and unpaid, the Lender shall not accept or receive, directly or indirectly, and the Borrower shall not make, any Subordinated Debt Payment (as defined below), except that prior to the occurrence of any Senior Lender Default (as defined below) and receipt of the notice from the Senior Lender described below, the Lender shall be entitled to accept and receive payments of principal and interest under this Note,-in accordance with the terms of this Note. Upon the occurrence of any Senior Lender Default (or if any Senior Lender Default would exist immediately after the making of a Subordinated Debt Payment), and upon receipt by the Borrower and the Lender of notice in writing of such Senior Lender Default, and until such Senior Lender Default is cured or waived, the Borrower shall not make, and the Lender shall not accept or receive, any Subordinated Debt Payment. In the event that, notwithstanding the foregoing provisions, any Subordinated Debt Payments shall be received in contravention hereof by the Lender before all Senior Indebtedness shall be paid, such Subordinated Debt Payments shall be held in trust for the benefit of the Senior Lenders and shall be paid over or delivered to the Senior Lenders for application to the payment in full in cash or cash equivalents of all Senior Indebtedness remaining unpaid to the extent necessary to give effect hereto, after giving effect to any concurrent payments or distributions to any Senior Lender in respect of the Senior Indebtedness. As used herein, "Senior Lender Default" means any payment default in respect of any Senior Indebtedness, or any other default specified in the agreement or instrument under which any Senior Indebtedness is issued, continuing beyond the grace period, if any, specified in any such agreement or instrument; and "Subordinated Debt Payment" means any payment or distribution by or on behalf of the Borrower, directly or indirectly, of assets of the Borrower of any kind or character, whether in cash, property or securities, including on account of the purchase, redemption or other acquisition of Subordinated Indebtedness, or by setoff, exchange or in any other manner, for or on account of the Subordinated Indebtedness.

                                       3.

     If, while any Subordinated Indebtedness is outstanding, any bankruptcy, insolvency, reorganization, receivership, arrangement, marshalling of assets and liabilities or similar proceeding is commenced by or against the Borrower or its property, (i) the Senior Lenders shall be irrevocably authorized and empowered (in the name of the Senior Lenders or in the name of the Lender or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the Subordinated Indebtedness and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Indebtedness) as they may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Senior. Lenders, but only if the Lender does not do so prior to the date 30 days before the expiration of the time to file claims or take other action in any such proceedings; and (ii) the Lender shall promptly take such action as any Senior Lender may reasonably request (A) to collect the Subordinated Indebtedness for the account of the Senior Lenders and to file appropriate claims or proofs of claim in respect of the Subordinated Indebtedness, (B) to execute and deliver to the Senior Lenders, such powers of attorney, assignments and other instruments as they may request to enable them to enforce any and all claims with respect to the Subordinated Indebtedness (to the extent and in the manner provided herein), and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Indebtedness.

     In the event of any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, upon the dissolution, winding up or total or partial liquidation or reorganization, readjustment, arrangement or similar proceeding relating to the Borrower or its property, whether voluntary or involuntary or in bankruptcy, insolvency, receivership, arrangement or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshalling or composition of the assets and liabilities of the Borrower, or otherwise: (i) all mounts owing on account of the Senior Indebtedness shall first be paid m full in cash, or payment provided for in cash or in cash equivalents, before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which the Lender would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution directly to the Senior Lenders for application to the payment of the Senior Indebtedness in accordance with clause (i) above, after giving effect to any concurrent payment or distribution or provision therefor to the Senior Lenders in respect of such Senior Indebtedness.

     The Lender shall not (i) accelerate any Subordinated Indebtedness, or demand or attempt to collect or commence any legal proceedings to collect, any Subordinated Debt Payment prior to the date such payment becomes due and payable pursuant to the terms thereof or, if later, prior to the first date such amount is not prohibited from being paid pursuant to this Note or institute any other actions or proceedings to enforce its rights or interests under or in respect of this Note; (ii) exercise any rights under or with respect to (A) any guaranties of the Subordinated Indebtedness, or (B) any collateral securing the Subordinated Indebtedness, including causing or compelling the pledge or delivery of any collateral, any attachment of, levy upon, execution against, foreclosure upon or the taking of other action against or institution of other proceedings with respect to any collateral, notifying any account debtors of the Borrower or asserting any claim or interest in any insurance with respect to the collateral, or attempt to do any of the foregoing; (iii) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities or


                                       4.

obligations of the Lender to the Borrower against any of the Subordinated Indebtedness; or (iv) commence or maintain any action, suit or any other legal or equitable proceeding against the Borrower, or join with any creditor in any such proceeding, under any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar law. Notwithstanding the foregoing prohibitions, the Lender may take any action available to it under applicable law and under this Note, including demand or acceleration of this Note and commencement of or participation in any such proceeding, if any of the Senior Indebtedness shall have been accelerated or demand made for payment in full thereof, or any such proceeding shall have been commenced by a Senior Lender or any other Person other than the Lender.

     The subordination provisions of this Note are intended solely for the purpose of defining the relative rights against the Borrower of the Lender, on the one hand, and the Senior Lenders, on the other hand. Nothing contained herein shall (i) impair, as between the Borrower and the Lender, the obligation of the Borrower to pay the principal of or interest on this Note and its other obligations with respect to the Subordinated Indebtedness as and when the same shall become due and payable in accordance with the terms thereof, or (ii) otherwise affect the relative rights against the Borrower of the Lender, on the one hand, and the creditors of the Borrower (other than the Senior Lenders), on the other hand.

     Until the payment and performance m full of all Senior Indebtedness, the Lender shall not have, and shall not directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Note, by any payment or distribution to the Senior Lenders hereunder or otherwise. Upon the payment and performance in full of all Senior Indebtedness, the Lender shall be subrogated to the rights of the Senior Lenders to receive payments or distributions applicable to the Senior Indebtedness until the Subordinated Indebtedness shall be paid in full. For the purposes of the foregoing subrogation, no payments or distributions to the Senior Lenders of any cash, property or securities to which the Lender would be entitled except for the provisions of this Note shall, as among the Borrower, its creditors (other than the Senior Lenders and the Lender), be deemed to be a payment by the Borrower to or on account of the Senior Indebtedness.

     The Lender by its acceptance hereof agrees to execute and deliver to any Senior Lender such subordination agreement as may be reasonably requested by such Senior Lender and as may be consistent with the subordination provisions contained herein, and to execute, acknowledge, deliver, file, notarize and register all such further agreements, instruments, certificates, documents and assurances, and perform such acts as such Senior Lender shall deem necessary or appropriate to effectuate the purposes of the subordination provisions contained herein.

     The Lender shall not, without the prior written consent of the Senior Lenders, agree to or permit any amendment, modification or waiver of any of the subordination provisions of this Note (including any amendment, modification or waiver pursuant to an exchange of other securities or instruments for outstanding Subordinated Indebtedness).


                                       5.

     So long as any amount payable by the Borrower hereunder shall remain unpaid, the Borrower shall deliver to the Lender:

          (a) as soon as available but in any event within 30 days after the end of each month in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such month and from the period from the beginning of the fiscal year to the end of such month, and unaudited consolidating and consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such month, setting forth in each case comparisons to the Borrower's annual budget and to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with GAAP, consistently applied, except that they may not contain full footnote disclosures and may be subject to normal year-end adjustments for recurring accruals, and shall be certified by the chief financial officer of the Borrower;

          (b) as soon as available, but in any event within 90 days after the end of each fiscal year; consolidating and consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year-setting forth in each case comparisons to the Borrower's annual budget and to the preceding fiscal year, all prepared in accordance with GAAP, consistently applied, and with respect to the consolidated portions of such statements accompanied by an opinion containing no exceptions or qualifications (except for qualifications regarding specified contingent liabilities) of a "Big-Six" accounting firm selected by the Board of Directors of the Borrower;,

          (c) at least 30 days, but not more than 90 days, prior to the beginning of each fiscal year, an annual budget and operating plan prepared on a monthly basis for the Borrower and its Subsidiaries for such fiscal year (displaying anticipated statements of income and cash flows and balance sheets), and promptly upon preparation thereof any revisions of such annual or other budgets and operating plans, and within 30 days after any monthly period in which there is a material adverse deviation from the annual budget, a certificate of the President and chief financial officer of the Borrower setting forth in reasonable detail the deviation and what actions the Borrower has taken and proposes to take with respect thereto;

          (d) together with the financial statements pursuant to clauses (a) and (b) immediately above, a certificate of the President and the chief financial officer of the Borrower stating that such officers have no knowledge that any Event of Default (as defined below) or an event or condition which with notice or lapse of time or both would constitute an Event of Default (a "Default") has occurred and is continuing, or, if such Default has occurred and is continuing, indicating the nature thereof and the action which the Borrower has taken and proposes to take with respect thereto;

          (e) promptly (but in any event within five business days) after the discovery or receipt of notice of any Default or Event of Default or any other material adverse change, event or circumstance affecting the Borrower and its Subsidiaries taken as a whole (including, without limitation, the filing of any material litigation against the Borrower or any Subsidiary), a certificate of the President and chief financial officer of the Borrower specifying the nature and

                                       6.

period of existence thereof and what actions the Borrower and its Subsidiaries have taken and propose to take with respect thereto; and

          (f) with reasonable promptness, such other information and financial data concerning the Borrower and its Subsidiaries as any Person entitled to receive information under the preceding subsections may reasonably request.

     Each of the financial statements referred to in subsections (a) and (b) above shall present fairly in all material respects the consolidated financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP applied on a consistent basis as of the dates and throughout the periods set forth therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end adjustments for recurring accruals (none of which would, alone or in the aggregate, be materially adverse to the business, operations, assets, Properties, liabilities, condition (financial or otherwise), results of operations or prospects of the Borrower and its Subsidiaries taken as a whole).

     The Borrower shall permit the Lender and its representatives, upon reasonable notice and during normal business hours and at such other times as any such Person may reasonably request, to (a) visit and inspect any of the properties of the Borrower and its Subsidiaries, Co) examine the corporate and financial records of the Borrower and its Subsidiaries and make copies thereof or extracts therefrom and (c) discuss the affairs, finances and accounts of any such entities with the directors and officers. The Lender agrees that it will not make use of, disseminate, or in any way disclose any information obtained pursuant to this paragraph to any person, firm or business, except on a confidential basis to the investors in Lender or its Affiliates. The Lender's obligations under the immediately preceding sentence with respect to any portion of such information shall terminate if:
(i) it was in the public domain at or subsequent to the time it was communicated to Lender by Borrower through no fault of Lender, (ii) it was rightfully in Lender's possession free of any obligation of confidence at or subsequent to the time it was communicated to Lender by Borrower; or (iii) the communication was in response to a valid order by a court or other governmental body, was otherwise required by law, or was necessary to establish the rights of either party under this agreement.

     So long as any amount payable by the Borrower hereunder shall remain unpaid, the Borrower shall not (in each case without the prior written consent of the holders of a majority in interest of the outstanding 12% Subordinated Notes due September 9, 2004 of the Borrower of like tenor as this Note):

          (a) directly or indirectly declare or pay any dividends or make any distributions upon any of its capital stock or other equity securities, except for dividends payable in shares of its Common Stock issued upon the outstanding shares of Common Stock, or permit any of its Subsidiaries to directly or indirectly declare or pay any dividends or make any distributions upon any of its capital stock or other equity securities other than to the Borrower;

          (b) except for repurchases of capital stock or equity securities from employees for consideration of $250,000 in the aggregate, directly or indirectly redeem, purchase or otherwise acquire, or permit any of its Subsidiaries to directly or indirectly redeem, purchase or otherwise acquire, any of the Borrower's or any of its Subsidiaries' capital stock or other equity


                                       7.

securities (including, without limitation, warrants, options and other rights to acquire such capital or other equity securities); or directly or indirectly redeem, purchase or make any payments with respect to any stock appreciation rights, phantom stock plans or similar rights or plans;

          (c) authorize, issue, incur or enter mm any agreement providing for the issuance (contingent or otherwise) of, or permit any of its Subsidiaries to authorize, issue, incur or enter into any agreement providing for any such issuance of, any notes or debt securities or other evidences of Indebtedness which are senior to or pari passu with the Notes in redemption or the payment of principal, interest, premium, penalties or other mounts other than with respect to the existing Senior Indebtedness of the Company;

          (d) make, or permit any Subsidiary to make, any loans or advances to, guarantees for the benefit of, or investments in, any Person, except for
(i) reasonable advances to employees in the ordinary course of business and in an amount not to exceed $10,000 individually or $250,000 in the aggregate in any twelve-month period, (ii) acquisitions permitted pursuant to subparagraph (h) below, (/ii) investments not exceeding $50,000 in any twelve-month period and (iv) investments in certificates of deposit of federally insured banks having a maturity of 90 days or less, investment grade short-term commercial paper, general cash management as approved by the Board of Directors of the Company and similar cash equivalents;

          (e) merge, consolidate or enter into any other business combination with any Person or permit any Subsidiary to merge, consolidate or enter into any other business combination with any Person, other than a merger or consolidation between or among wholly owned Subsidiaries of the Borrower or a merger in which the shareholders of the Borrower immediately before the consummation of the merger will own at least 66-2/3% of the equity securities of the surviving entity (except for acquisitions permitted pursuant to paragraph (h) below);

          (f) sell, lease or otherwise dispose of, or permit any Subsidiary to sell, lease or otherwise dispose of, more than 25% of the consolidated assets (including, without limitation, the capital stock of any Subsidiaries) of the Borrower and its Subsidiaries (computed on the basis of the greater of book value, determined in accordance with GAAP consistently applied, or fair market value, determined by the Borrower's Board of Directors m its reasonable good faith judgment) in any transaction or series of related transactions (other than sales of inventory in the ordinary course of business);

          (g) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction (including, without limitation, any reorganization into a limited liability company, a partnership or any other non-corporate entity which is treated as a partnership for federal income tax purposes, but excluding any stock split, stock dividend, stock combination or like event) or permit any Subsidiary of the Borrower to do any of the same;

          (h) acquire, or permit any Subsidiary to acquire, any interest in any company, business or other Person (whether by a purchase of assets, purchase of stock, merger or otherwise), or enter into any joint venture, involving an aggregate consideration (including, without limitation, the assumption of liabilities whether direct or indirect) exceeding $500,000 in


                                       8.

any one transaction or series of related transactions or exceeding $1,000,000 in any twelve-month period;

          (i) enter into, or permit any Significant Subsidiary (as such term is defined in Rule 1-02 of Regulation S-X under the Securities Exchange Act of 1934, as amended) to enter into, the ownership, active management or operation of any business other than the business of developing, manufacturing and selling biotechnology products and services for life sciences research;

          (j) become subject to, or permit any of its Subsidiaries to become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument (other than Indebtedness under existing lines of credit and equipment leases outstanding on the date hereof) which by its terms would under any circumstances restrict (i) the right of any such Subsidiary to make loans or advances or pay dividends to, transfer property to, or repay any Indebtedness owed to the Borrower or another Subsidiary thereof or (ii) the Borrower's right to perform the provisions of this Note, any other related document or the bylaws of the Borrower;

          (k) make any amendment to the certificate of incorporation or bylaws of the Borrower which adversely affects the interests of holders of Notes;

          (l) establish or acquire (i) any Significant Subsidiaries (provided the Borrower shall be permitted to establish wholly owned Subsidiaries of the Borrower) or (b) any Significant Subsidiaries organized outside of the United States and its territorial possessions;

          (m) create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, Indebtedness exceeding an aggregate principal amount of $250,000 outstanding at any time on a consolidated basis, other than Indebtedness under existing lines of credit and equipment leases outstanding on the date hereof;

          (n) create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Liens or Encumbrances other than (i) tax liens with respect to taxes not yet due and payable or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP/consistently applied, (ii) deposits or pledges made in connection with, or to secure payment of, utilities or similar services, workers' compensation, unemployment insurance, old age pensions or other social security obligations, and (iii) mechanics', materialmen's or contractors' liens or encumbrances or any similar lien or restriction for amounts not yet due and payable or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP, consistently applied;

          (o) make any capital expenditures (including, without limitation, payments with respect to capitalized leases, as determined in accordance with GAAP consistently applied) exceeding (by $100,000 or more), in the aggregate on a consolidated basis during any twelve-month period, the amount specifically allocated therefor in any budget and operating plan furnished to the Lender pursuant to this Note;


                                       9.

          (p) enter into any leases or other rental agreements (excluding capitalized leases, as determined in accordance with GAAP consistently applied) under which the amount of the aggregate lease payments for all such agreements exceeds (by $100,000 or more), on a consolidated basis for any twelve-month period, the amount specifically allocated therefor in any budget and operating plan furnished to the Lender pursuant to this Note; and

          (q) borrow against, pledge, assign, modify, cancel or surrender the key-man life insurance policy in force relating to the President of the Borrower.

          So long as any amount payable by the Borrower hereunder shall remain unpaid, the Borrower shall and shall cause each Subsidiary to (unless it has received the prior written consent of the holders of a majority in interest of the outstanding 12% Subordinated Notes due September 9, 2004 of the Borrower of like tenor as this Note):

          (a) at all times cause to be done all things necessary to. maintain, preserve and renew its corporate existence and all material licenses, authorizations and permits necessary to the conduct of its businesses the failure of which to maintain, preserve or renew would have a Material Adverse Effect;

          (b) maintain and keep its material properties in good repair, working order and condition, and from time to time make all necessary or desirable repairs, renewals and replacements, so that its businesses may be properly and advantageously conducted in all material respects at all times;

          (c) pay and discharge (within 30 days after becoming due and payable) all material taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) and all material claims for labor, materials or suppliers which if unpaid would by law become a Lien or Encumbrance upon any of its property, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with GAAP, consistently applied) have been established on its books with respect thereto;

          (d) comply with all applicable laws, rules and regulations of all governmental authorities, the violation of which would reasonably be expected to have a material adverse effect upon the business, operations, assets, Properties, liabilities, condition (financial or otherwise), results of operations or prospects of the Borrower and its Subsidiaries taken as a whole;

          (e) apply for and continue in force with adequate insurance covering risks of such types and in such amounts as are customary for corporations of similar size engaged in similar lines of business if available on commercially reasonable terms;

          (f) maintain the key-man life insurance policy of the President of the Borrower;


                                       10.

          (g) possess and maintain all Intellectual Property Rights necessary to the conduct of their respective businesses, the failure of which to maintain would have a Material Adverse Effect, and own all right, title and interest in and to, or have a valid license for, all such Intellectual Property Rights except to the extent that any challenge to the same is being contested in good faith and by appropriate means; PROVIDED, HOWEVER, that in the event that, at any time, the Borrower or any Subsidiary fails to possess and maintain, or to own all right, title or interest in, or have a valid license for, any such Intellectual Property Right, the Borrower shall be entitled to cure its default under this paragraph by (A) identifying to the reasonable satisfaction of the Lenders, an adequate substitute Intellectual Property Right within ninety (90) days thereafter and (B) within ninety (90) days after such identification, acquiring all right, title and interest in such substitute Intellectual Property Right or entering into a licensing or similar agreement, in form and substance reasonably satisfactory to the Lender, providing the Borrower with a valid license therefor; and

          (h) maintain proper books of record and account which present fairly in all material respects its financial condition and results of operations and make provisions on its financial statements for all such proper reserves as in each case are required in accordance with GAAP subject to normal and recurring year-end audit adjustments, consistently applied.

     As used herein:

     "AFFILIATE" means any Person which, directly or indirectly, controls, is controlled by or is under common control with another Person ("control," "controlled by" and "under common control with" with respect to any Person meaning for the purposes of the foregoing the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise);

     "INDEBTEDNESS" means, for any Person: (i) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services and all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (ii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and. remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iii) all obligations under any lease of property (whether real, personal or mixed) which, in accordance with GAAP, would, at the time a determination is made, be required to be recorded as a capital lease in respect of which such Person is liable as lessee; (iv) all reimbursement or other obligations of such Person under or in respect of letters of credit, bankers acceptances, interest rate swaps, caps, floors and collars, currency swaps, or other similar financial products; (v) all indebtedness of another Person of the types referred to in clause (i), (ii),
(iii) or (iv) above, guaranteed directly or indirectly in any manner by the Person for whom Indebtedness is being determined, or in effect guaranteed directly or indirectly by such Person through an agreement (A) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss,


                                       11.

(C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether or not such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss; and (vi) all indebtedness of another Person of the types referred to in clause (i), (ii), (iii) or (iv) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be' secured by) any Lien upon or in property (including accounts and contract rights) owned by the Person for whom Indebtedness is being determined, even though such Person has not assumed or become liable for the payment of such indebtedness of such other Person;

     "INTELLECTUAL PROPERTY RIGHTS" means all (i) patents, patent applications, patent disclosures and inventions, (ii) trademarks, service marks, trade dress, trade names, logos and corporate names and registrations and applications for registration thereof together with all of the goodwill associated therewith, (iii) copyrights (registered or unregistered) and copyrightable works and registrations and applications for registrations thereof, (iv) mask works and registrations and applications for registration thereof, (v) computer software, data, data bases and documentation thereof,
(vi) trade secrets and other confidential information (including, without limitation, ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information), (vii) other intellectual property rights and
(viii) copies and tangible embodiments thereof (in whatever form or medium);

     "LIEN OR ENCUMBRANCE" means any lien, pledge, mortgage, security interest, claim, lease, charge, option, right, easement, servitude, transfer limit, restriction, title defect or other encumbrance of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any sale of receivables with recourse against the Borrower or any Affiliate thereof, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute, or any subordination arrangement in favor of another Person);

     "MATERIAL ADVERSE EFFECT" has the meaning set forth in the Securities Purchase Agreement dated as of September 9, 1997, among the Borrower and the original purchasers of 12% Subordinated Notes due September 9, 2004 of the Borrower.

     "PERSON" means an individual, corporation, partnership, joint venture, trust, unincorporated organization or any other entity of whatever nature, including any governmental agency or authority;

     "PROPERTY" means any real, personal or mixed property, whether tangible or intangible; and

     "SUBSIDIARY" means, with respect to any Person, any entity controlled (as such term is defined in the definition of "Affiliate" above) by such Person.


                                       12.

     Unless otherwise defined or the context otherwise requires, all accounting terms used herein shall be construed, and all accounting determinations and computations required hereunder shall be made, in accordance with GAAP, consistently applied.

     Any of the following events which shall occur shall constitute an "Event of Default":

     1. The Borrower shall fail to pay, within 5 business days after becoming due, any amount of principal or interest hereunder or other amount payable hereunder.

     2. Any representation or warranty by the Borrower under or in connection with this Note shall prove to have been incorrect in any material respect when made or deemed made.

     3. The Borrower shall fail to perform or observe in any material respect (within 30 days of the date required) any term, covenant or agreement contained herein.

     4. The Borrower or any of its Significant Subsidiaries shall admit in writing its inability to, or shall fail generally or be generally unable to, pay its debts (including its payrolls) as such debts become due, or shall make a general assignment for the benefit of creditors; or the Borrower or any such Significant Subsidiary shall file a voluntary petition in bankruptcy or a petition or answer seeking reorganization, to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Reform Act of 1978, as amended or recodified from time to time (the "Bankruptcy Code") or under any other state or federal law relating to bankruptcy or reorganization granting relief to debtors, whether now or hereafter in effect, or shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against the Borrower or any such Significant Subsidiary pursuant to the Bankruptcy Code or any such other state or federal law; or the Borrower or any such Significant Subsidiary shall be adjudicated a bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any custodian, receiver or trustee for all or any substantial part of the Borrower's or any such Significant Subsidiary's property, or shall take any action to authorize any of the actions or events set forth above in this paragraph; or an involuntary petition seeking any of the relief specified in this paragraph shall be filed against the Borrower or any such Significant Subsidiary; or any order for relief shall be entered against the Borrower or any such Significant Subsidiary in any involuntary proceeding under the Bankruptcy Code or any such other state or federal law referred to in this paragraph 4.

     5. The Borrower or any of its Significant Subsidiaries shall (i) liquidate, dissolve or wind up (or suffer any liquidation, dissolution or winding up), except to the extent expressly permitted by this Note, (ii) suspend its operations other than in the ordinary course of business, or
(iii) take any corporate action to authorize any of the actions or events set forth above in this paragraph 5.

     6. The Borrower or any Subsidiary shall fail (i) to make any payment of any principal of, or interest or premium on, any Indebtedness (other than in respect of this Note) in an aggregate principal amount outstanding of at least $250,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness as of the date of such failure, or (ii) to perform or observe any term,


                                       13.

covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such Indebtedness, when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof.

     7. A default or an event of default shall occur under any Senior Indebtedness which-would permit the acceleration of such Senior Indebtedness or any portion thereof.

     8. A final judgment or order for the payment of money in excess of $250,000 which is not fully covered by third-party insurance shall be rendered against the Borrower or any of its Subsidiaries; or any non-monetary judgment or order shall be rendered against the Borrower or any such Subsidiary which has or would reasonably be expected to have a material adverse effect upon the operations, properties, business or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole; and in each case there shall be any period of 20 consecutive days during which such judgment continues unsatisfied or during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

     9. The Borrower shall incur a net operating loss greater than 2% of revenue for (a) any three successive fiscal quarters or (b) for any fiscal year and for the two consecutive fiscal quarters immediately following such fiscal year, in each case as reflected in the consolidated financial statements of the Borrower and its subsidiaries delivered hereunder.

     If any Event of Default shall occur, the Lender may, subject to the subordination provisions hereof and the rights of any Senior Indebtedness,
(i) by notice to the Borrower, declare the entire unpaid principal amount of this Note, all interest accrued and unpaid hereon and all other amounts payable hereunder to be forthwith due and payable, whereupon all unpaid principal under this Note, all such accrued interest and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; and (ii) whether or not the actions referred to in clause (i) have been taken, proceed to enforce all other rights and remedies available to the Lender under applicable law..

     No amendment or waiver of any provision of this Note, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile) and mailed, sent or delivered to the respective parties hereto at or to the following addresses or facsimile numbers (or at or to such other address or facsimile number as shall be designated by any party in a written notice to the other parties hereto):


                                       14.

     If to the Lender:        c/o Summit Partners, L.P.
                              499 Hamilton Avenue
                              Suite 200
                              Palo Alto, CA 94301
                              Attention: Gregory M. Avis
                                         Mark G. Hilderbrand
                              Telephone: (650) 321-1166
                              Telecopy: (650) 321-1188


                              with a copy to:

                              Brobeck, Phleger & Harrison LLP
                              Two Embarcadero Place
                              2200 Geng Road
                              Palo Alto, CA 94303-0913
                              Attention: Thomas A. Bevilacqua, Esq.
                              Telephone: (415) 424-0160
                              Telecopy: (415) 496-2885

     If to the Borrower:      Clontech Laboratories, Inc.
                              1020 East Meadow Circle
                              Palo Alto, CA 94303
                              Attention: President
                              Telephone: (415) 424-8222
                              Telecopy: (415) 424-8419

                              with a copy to:

                              Cooley Godward LLP
                              Five Palo Alto Square
                              3000 E1 Camino Real
                              Palo Alto, CA 94306.2155
                              Attention: Brian Cunningham, Esq.
                              Telephone: (415) 843-5000
                              Telecopy: (415) $57-0663

All such notices and communications shall be effective (i) if delivered by hand, upon delivery; (ii) if sent by mail, upon the earlier of the date of receipt or five Business Days after deposit in the mail, first class (or air mail, with respect to communications to be sent to or from the United States), postage prepaid; and (iii) if sent by facsimile, when sent.

     No failure on the part of the Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or Partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Note are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Lender.


                                       15.

     Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Note shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Note, or the validity or effectiveness of such provision in any other jurisdiction.

     The Borrower agrees to pay on demand all costs and expenses of the Lender, and the reasonable fees and disbursements of counsel in connection with (i) any amendments, modifications or waivers of the terms hereof, (ii) any Default or Event of Default, (iii) the enforcement or attempted enforcement of, and preservation of any rights under, this Note, and (iv) any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, including, without limitation, any and all losses, costs and expenses sustained by the Lender as a result of any failure by the Borrower to perform or observe its obligations contained herein. In addition, the Borrower agrees to indemnify the Lender against and hold it harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Note.

     This Note shall be binding upon, inure to the benefit of and be enforceable by the Borrower, the Lender and their respective successors and assigns.

     The Borrower shall not have the right to assign its rights and obligations hereunder or any interest herein or therein without the prior written consent of the Lender. The Lender may sell, assign, transfer or grant participations in all or any portion of the Lender's rights and obligations hereunder. In the event of any such assignment, the assignee shall be deemed the "Lender" for all purposes of this Note and any other documents and instruments relating hereto with respect to the rights and obligations assigned to it. The Borrower agrees that in connection with any such grant or assignment, the Lender may deliver to the prospective participant or assignee financial statements and other relevant information relating to the Borrower and its Subsidiaries subject to the confidentiality provisions herein.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

     The Borrower hereby (i) submits to the non-exclusive jurisdiction of the courts of the State of California and the Federal courts of the United States sitting in the State of California for the purpose of any action or proceeding arising out of or relating to this Note and any other documents and instruments relating hereto, (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts,
(iii) irrevocably waives (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum and (iv) agrees that a final judgment in any such action or proceeding

                                       16.

shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

     Nothing herein shall limit the right of the Lender to bring any action or proceeding against the Borrower or its property in the courts of other jurisdictions.

              [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]











                                       17.

     IN WITNESS WHEREOF, the Borrower has duly executed this Note, as of the date first above written.

                                        BORROWER

                                        CLONTECH LABORATORIES, INC.

                                        By:  /s/ Ken Fong
                                             ----------------------------------
                                             Kenneth Fong
                                             President

Accepted and Agreed

LENDER

SUMMIT INVESTORS III, L.P.

By:  /s/ Gregory M. Avis
     --------------------------
     General Partner





                                       18.

                             12% SUBORDINATED NOTE

                              Due September 9, 2004

U.S. $5,828,437.00                                     Dated: September 9, 1997

     FOR VALUE RECEIVED, the undersigned, CLONTECH LABORATORIES, INC., a California corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of SUMMIT SUBORDINATED DEBT FUND, L.P., (the "Lender"), the principal sum of Five Million, Eight Hundred Twenty Eight Thousand, Four Hundred Thirty Seven UNITED STATES DOLLARS (U.S. $5,828,437), on September 9, 2004.

     The Borrower further promises to pay interest on the outstanding principal amount of this Promissory Note (this "Note") from time to time at a rate per annum equal at all times to 12.00%. At the end of the first annual accrual period, commencing on the date hereof, and each annual accrual period thereafter, Borrower shall pay one-half of the accrued interest for that period to the Lender and the remaining one-half of the accrued interest for that period shall be added to, and shall thereafter be treated for all purposes as part of the principal amount of this Note. In the event that any amount of principal or interest, or any other amount payable hereunder, is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Borrower shall pay interest on such unpaid principal, interest or other amount, from the date such amount becomes due until the date such amount is paid in full, payable on demand, at a rate per annum equal at all times to 14.00%, compounded annually. In the event that, at any time or from time to time, the Borrower shall incur a net operating loss greater than 2% of revenue for any two successive fiscal quarters or for any fiscal year (as reflected in the consolidated financial statements of the Borrower and its subsidiaries delivered hereunder), then in each such instance the rate of interest on unpaid principal, interest or other amounts hereunder shall thereupon be increased by 2.00% per annum until such time as the Borrower shall have a net operating profit for a full fiscal quarter. Interest shall compound annually and shall accrue daily on the outstanding principal amount of this Note and shall be calculated on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

     All payments hereunder shall be made in lawful money of the United States of America and in same day or immediately available funds, prior to 10:00 a.m. (Pacific time), to the Lender, at Boston Safe Deposit & Trust Co., One Boston Place, Boston, MA 02108, Account Number 05-942-0, ABA Routing Number 0110-01234, or to such other office and account of the Lender as it from time to time shall designate in a written notice to the Borrower.

     Whenever any payment hereunder shall be stated to be due, or whenever any interest payment date or any other date specified hereunder would otherwise occur, on a day other than a Business Day (as defined below), then, except as otherwise provided herein, such payment shall be made, and such interest payment date or other date shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder. As used herein, "Business Day" means a day (i) other than

                                       1.

Saturday or Sunday, and (ii) on which commercial banks are open for business in New York, New York, and San Francisco, California.

     All payments shall be made hereunder unconditionally in full without deduction, setoff, counterclaim or other defense. The Borrower represents and warrants to the Lender that, to the best of the Borrower's knowledge, there is no claim, defense, counterclaim or set-off which could be asserted by or is available to the Borrower against the Lender.

     Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Note, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate (as defined below), the Borrower shall not be obligated to pay, and the Lender shall not be entitled to charge, collect, receive, reserve or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. As used herein, "Highest Lawful Rate" means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by the Lender in connection with this Note under applicable law.

     The Borrower may, upon at least five (5) Business Days prior written notice to the Lender, prepay the outstanding amount hereof in whole or in part, without premium or penalty. Partial prepayments shall be in an aggregate principal amount of at least $500,000 or a greater amount which is an integral multiple of $500,000.

     Notwithstanding anything herein to the contrary, the Borrower must prepay all outstanding amounts hereunder upon the occurrence of (i) the acquisition of the Borrower by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Borrower), (ii) a sale of all or substantially all of the assets of the Borrower, (iii) a liquidation, dissolution or winding up of the Borrower, or (iv) the Borrower's sale of its Common Stock in a bona fide firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended.

     Together with any prepayment hereunder, the Borrower shall pay accrued interest to the date of such prepayment on the principal amount prepaid.

     By accepting this Note, the Lender agrees that all payments on account of the indebtedness, liabilities and other obligations of the Borrower to the Lender and each other holder from time to time of this Note, including, without limitation, all amounts of principal, all interest accrued hereon, and all other amounts payable by the Borrower to the Lender under this Note or in connection herewith (the "Subordinated Indebtedness") shall be sub-ordinate and subject in right of payment, to the extent and in the manner set forth herein, to the prior payment in full in cash or cash equivalents of the Senior Indebtedness. As used herein, "Senior Indebtedness" shall mean any indebtedness, liabilities and other obligations of the Borrower (whether as primary obligor or as guarantor) to any Person (each a "Senior Lender") with respect


                                       2.

to any working capital, revolving credit or other line of credit facility, any term loan facility, or any other extension of credit by a bank, insurance company or financial institution engaged in the business of lending money (whether or not secured), including reimbursement obligations under letters of credit (or local guaranties, as applicable) and obligations in respect of bankers' acceptances, interest rate protection agreements and currency exchange and purchase agreements, and any other indebtedness or other obligations of the Borrower (i) for borrowed money or evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (ii) under leases which are capitalized under U.S. generally accepted accounting principles ("GAAP"), (iii) under leases for equipment used in the ordinary course of the Borrower's business, and (iv) with respect to indebtedness of others for the payment of which the Borrower is responsible or liable as co-obligor or guarantor and any renewals, refundings, refinancings or other extensions thereof, except for any of the foregoing held by any Affiliate (as defined below) of the Borrower, and except for indebtedness or other obligations which are specifically designated not to be Senior Indebtedness for purposes of this Note in the instruments evidencing such indebtedness or obligations at the time of the issuance thereof or which by their terms are subordinated to any other category or class of indebtedness of the Borrower. The terms "indebtedness," "liabilities" and "obligations" are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities, now existing or hereafter arising, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

     As long as any of the Senior Indebtedness shall remain outstanding and unpaid, the Lender shall not accept or receive, directly or indirectly, and the Borrower shall not make, any Subordinated Debt Payment (as defined below), except that prior to the occurrence of any Senior Lender Default (as defined below) and receipt of the notice from the Senior Lender described below, the Lender shall be entitled to accept and receive payments of principal and interest under this Note,-in accordance with the terms of this Note. Upon the occurrence of any Senior Lender Default (or if any Senior Lender Default would exist immediately after the making of a Subordinated Debt Payment), and upon receipt by the Borrower and the Lender of notice in writing of such Senior Lender Default, and until such Senior Lender Default is cured or waived, the Borrower shall not make, and the Lender shall not accept or receive, any Subordinated Debt Payment. In the event that, notwithstanding the foregoing provisions, any Subordinated Debt Payments shall be received in contravention hereof by the Lender before all Senior Indebtedness shall be paid, such Subordinated Debt Payments shall be held in trust for the benefit of the Senior Lenders and shall be paid over or delivered to the Senior Lenders for application to the payment in full in cash or cash equivalents of all Senior Indebtedness remaining unpaid to the extent necessary to give effect hereto, after giving effect to any concurrent payments or distributions to any Senior Lender in respect of the Senior Indebtedness. As used herein, "Senior Lender Default" means any payment default in respect of any Senior Indebtedness, or any other default specified in the agreement or instrument under which any Senior Indebtedness is issued, continuing beyond the grace period, if any, specified in any such agreement or instrument; and "Subordinated Debt Payment" means any payment or distribution by or on behalf of the Borrower, directly or indirectly, of assets of the Borrower of any kind or character, whether in cash, property or securities, including on account of the purchase, redemption or other acquisition of Subordinated Indebtedness, or by setoff, exchange or in any other manner, for or on account of the Subordinated Indebtedness.

                                       3.

     If, while any Subordinated Indebtedness is outstanding, any bankruptcy, insolvency, reorganization, receivership, arrangement, marshalling of assets and liabilities or similar proceeding is commenced by or against the Borrower or its property, (i) the Senior Lenders shall be irrevocably authorized and empowered (in the name of the Senior Lenders or in the name of the Lender or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the Subordinated Indebtedness and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Indebtedness) as they may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Senior. Lenders, but only if the Lender does not do so prior to the date 30 days before the expiration of the time to file claims or take other action in any such proceedings; and (ii) the Lender shall promptly take such action as any Senior Lender may reasonably request (A) to collect the Subordinated Indebtedness for the account of the Senior Lenders and to file appropriate claims or proofs of claim in respect of the Subordinated Indebtedness, (B) to execute and deliver to the Senior Lenders, such powers of attorney, assignments and other instruments as they may request to enable them to enforce any and all claims with respect to the Subordinated Indebtedness (to the extent and in the manner provided herein), and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Indebtedness.

     In the event of any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, upon the dissolution, winding up or total or partial liquidation or reorganization, readjustment, arrangement or similar proceeding relating to the Borrower or its property, whether voluntary or involuntary or in bankruptcy, insolvency, receivership, arrangement or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshalling or composition of the assets and liabilities of the Borrower, or otherwise: (i) all mounts owing on account of the Senior Indebtedness shall first be paid m full in cash, or payment provided for in cash or in cash equivalents, before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which the Lender would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution directly to the Senior Lenders for application to the payment of the Senior Indebtedness in accordance with clause (i) above, after giving effect to any concurrent payment or distribution or provision therefor to the Senior Lenders in respect of such Senior Indebtedness.

     The Lender shall not (i) accelerate any Subordinated Indebtedness, or demand or attempt to collect or commence any legal proceedings to collect, any Subordinated Debt Payment prior to the date such payment becomes due and payable pursuant to the terms thereof or, if later, prior to the first date such amount is not prohibited from being paid pursuant to this Note or institute any other actions or proceedings to enforce its rights or interests under or in respect of this Note; (ii) exercise any rights under or with respect to (A) any guaranties of the Subordinated Indebtedness, or (B) any collateral securing the Subordinated Indebtedness, including causing or compelling the pledge or delivery of any collateral, any attachment of, levy upon, execution against, foreclosure upon or the taking of other action against or institution of other proceedings with respect to any collateral, notifying any account debtors of the Borrower or asserting any claim or interest in any insurance with respect to the collateral, or attempt to do any of the foregoing; (iii) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities or


                                       4.

obligations of the Lender to the Borrower against any of the Subordinated Indebtedness; or (iv) commence or maintain any action, suit or any other legal or equitable proceeding against the Borrower, or join with any creditor in any such proceeding, under any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar law. Notwithstanding the foregoing prohibitions, the Lender may take any action available to it under applicable law and under this Note, including demand or acceleration of this Note and commencement of or participation in any such proceeding, if any of the Senior Indebtedness shall have been accelerated or demand made for payment in full thereof, or any such proceeding shall have been commenced by a Senior Lender or any other Person other than the Lender.

     The subordination provisions of this Note are intended solely for the purpose of defining the relative rights against the Borrower of the Lender, on the one hand, and the Senior Lenders, on the other hand. Nothing contained herein shall (i) impair, as between the Borrower and the Lender, the obligation of the Borrower to pay the principal of or interest on this Note and its other obligations with respect to the Subordinated Indebtedness as and when the same shall become due and payable in accordance with the terms thereof, or (ii) otherwise affect the relative rights against the Borrower of the Lender, on the one hand, and the creditors of the Borrower (other than the Senior Lenders), on the other hand.

     Until the payment and performance m full of all Senior Indebtedness, the Lender shall not have, and shall not directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Note, by any payment or distribution to the Senior Lenders hereunder or otherwise. Upon the payment and performance in full of all Senior Indebtedness, the Lender shall be subrogated to the rights of the Senior Lenders to receive payments or distributions applicable to the Senior Indebtedness until the Subordinated Indebtedness shall be paid in full. For the purposes of the foregoing subrogation, no payments or distributions to the Senior Lenders of any cash, property or securities to which the Lender would be entitled except for the provisions of this Note shall, as among the Borrower, its creditors (other than the Senior Lenders and the Lender), be deemed to be a payment by the Borrower to or on account of the Senior Indebtedness.

     The Lender by its acceptance hereof agrees to execute and deliver to any Senior Lender such subordination agreement as may be reasonably requested by such Senior Lender and as may be consistent with the subordination provisions contained herein, and to execute, acknowledge, deliver, file, notarize and register all such further agreements, instruments, certificates, documents and assurances, and perform such acts as such Senior Lender shall deem necessary or appropriate to effectuate the purposes of the subordination provisions contained herein.

     The Lender shall not, without the prior written consent of the Senior Lenders, agree to or permit any amendment, modification or waiver of any of the subordination provisions of this Note (including any amendment, modification or waiver pursuant to an exchange of other securities or instruments for outstanding Subordinated Indebtedness).


                                       5.

     So long as any amount payable by the Borrower hereunder shall remain unpaid, the Borrower shall deliver to the Lender:

          (a) as soon as available but in any event within 30 days after the end of each month in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such month and from the period from the beginning of the fiscal year to the end of such month, and unaudited consolidating and consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such month, setting forth in each case comparisons to the Borrower's annual budget and to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with GAAP, consistently applied, except that they may not contain full footnote disclosures and may be subject to normal year-end adjustments for recurring accruals, and shall be certified by the chief financial officer of the Borrower;

          (b) as soon as available, but in any event within 90 days after the end of each fiscal year; consolidating and consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year-setting forth in each case comparisons to the Borrower's annual budget and to the preceding fiscal year, all prepared in accordance with GAAP, consistently applied, and with respect to the consolidated portions of such statements accompanied by an opinion containing no exceptions or qualifications (except for qualifications regarding specified contingent liabilities) of a "Big-Six" accounting firm selected by the Board of Directors of the Borrower;,

          (c) at least 30 days, but not more than 90 days, prior to the beginning of each fiscal year, an annual budget and operating plan prepared on a monthly basis for the Borrower and its Subsidiaries for such fiscal year (displaying anticipated statements of income and cash flows and balance sheets), and promptly upon preparation thereof any revisions of such annual or other budgets and operating plans, and within 30 days after any monthly period in which there is a material adverse deviation from the annual budget, a certificate of the President and chief financial officer of the Borrower setting forth in reasonable detail the deviation and what actions the Borrower has taken and proposes to take with respect thereto;

          (d) together with the financial statements pursuant to clauses (a) and (b) immediately above, a certificate of the President and the chief financial officer of the Borrower stating that such officers have no knowledge that any Event of Default (as defined below) or an event or condition which with notice or lapse of time or both would constitute an Event of Default (a "Default") has occurred and is continuing, or, if such Default has occurred and is continuing, indicating the nature thereof and the action which the Borrower has taken and proposes to take with respect thereto;

          (e) promptly (but in any event within five business days) after the discovery or receipt of notice of any Default or Event of Default or any other material adverse change, event or circumstance affecting the Borrower and its Subsidiaries taken as a whole (including, without limitation, the filing of any material litigation against the Borrower or any Subsidiary), a certificate of the President and chief financial officer of the Borrower specifying the nature and

                                       6.

period of existence thereof and what actions the Borrower and its Subsidiaries have taken and propose to take with respect thereto; and

          (f) with reasonable promptness, such other information and financial data concerning the Borrower and its Subsidiaries as any Person entitled to receive information under the preceding subsections may reasonably request.

     Each of the financial statements referred to in subsections (a) and (b) above shall present fairly in all material respects the consolidated financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP applied on a consistent basis as of the dates and throughout the periods set forth therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end adjustments for recurring accruals (none of which would, alone or in the aggregate, be materially adverse to the business, operations, assets, Properties, liabilities, condition (financial or otherwise), results of operations or prospects of the Borrower and its Subsidiaries taken as a whole).

     The Borrower shall permit the Lender and its representatives, upon reasonable notice and during normal business hours and at such other times as any such Person may reasonably request, to (a) visit and inspect any of the properties of the Borrower and its Subsidiaries, Co) examine the corporate and financial records of the Borrower and its Subsidiaries and make copies thereof or extracts therefrom and (c) discuss the affairs, finances and accounts of any such entities with the directors and officers. The Lender agrees that it will not make use of, disseminate, or in any way disclose any information obtained pursuant to this paragraph to any person, firm or business, except on a confidential basis to the investors in Lender or its Affiliates. The Lender's obligations under the immediately preceding sentence with respect to any portion of such information shall terminate if:
(i) it was in the public domain at or subsequent to the time it was communicated to Lender by Borrower through no fault of Lender, (ii) it was rightfully in Lender's possession free of any obligation of confidence at or subsequent to the time it was communicated to Lender by Borrower; or (iii) the communication was in response to a valid order by a court or other governmental body, was otherwise required by law, or was necessary to establish the rights of either party under this agreement.

     So long as any amount payable by the Borrower hereunder shall remain unpaid, the Borrower shall not (in each case without the prior written consent of the holders of a majority in interest of the outstanding 12% Subordinated Notes due September 9, 2004 of the Borrower of like tenor as this Note):

          (a) directly or indirectly declare or pay any dividends or make any distributions upon any of its capital stock or other equity securities, except for dividends payable in shares of its Common Stock issued upon the outstanding shares of Common Stock, or permit any of its Subsidiaries to directly or indirectly declare or pay any dividends or make any distributions upon any of its capital stock or other equity securities other than to the Borrower;

          (b) except for repurchases of capital stock or equity securities from employees for consideration of $250,000 in the aggregate, directly or indirectly redeem, purchase or otherwise acquire, or permit any of its Subsidiaries to directly or indirectly redeem, purchase or otherwise acquire, any of the Borrower's or any of its Subsidiaries' capital stock or other equity


                                       7.

securities (including, without limitation, warrants, options and other rights to acquire such capital or other equity securities); or directly or indirectly redeem, purchase or make any payments with respect to any stock appreciation rights, phantom stock plans or similar rights or plans;

          (c) authorize, issue, incur or enter mm any agreement providing for the issuance (contingent or otherwise) of, or permit any of its Subsidiaries to authorize, issue, incur or enter into any agreement providing for any such issuance of, any notes or debt securities or other evidences of Indebtedness which are senior to or pari passu with the Notes in redemption or the payment of principal, interest, premium, penalties or other mounts other than with respect to the existing Senior Indebtedness of the Company;

          (d) make, or permit any Subsidiary to make, any loans or advances to, guarantees for the benefit of, or investments in, any Person, except for
(i) reasonable advances to employees in the ordinary course of business and in an amount not to exceed $10,000 individually or $250,000 in the aggregate in any twelve-month period, (ii) acquisitions permitted pursuant to subparagraph (h) below, (/ii) investments not exceeding $50,000 in any twelve-month period and (iv) investments in certificates of deposit of federally insured banks having a maturity of 90 days or less, investment grade short-term commercial paper, general cash management as approved by the Board of Directors of the Company and similar cash equivalents;

          (e) merge, consolidate or enter into any other business combination with any Person or permit any Subsidiary to merge, consolidate or enter into any other business combination with any Person, other than a merger or consolidation between or among wholly owned Subsidiaries of the Borrower or a merger in which the shareholders of the Borrower immediately before the consummation of the merger will own at least 66-2/3% of the equity securities of the surviving entity (except for acquisitions permitted pursuant to paragraph (h) below);

          (f) sell, lease or otherwise dispose of, or permit any Subsidiary to sell, lease or otherwise dispose of, more than 25% of the consolidated assets (including, without limitation, the capital stock of any Subsidiaries) of the Borrower and its Subsidiaries (computed on the basis of the greater of book value, determined in accordance with GAAP consistently applied, or fair market value, determined by the Borrower's Board of Directors m its reasonable good faith judgment) in any transaction or series of related transactions (other than sales of inventory in the ordinary course of business);

          (g) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction (including, without limitation, any reorganization into a limited liability company, a partnership or any other non-corporate entity which is treated as a partnership for federal income tax purposes, but excluding any stock split, stock dividend, stock combination or like event) or permit any Subsidiary of the Borrower to do any of the same;

          (h) acquire, or permit any Subsidiary to acquire, any interest in any company, business or other Person (whether by a purchase of assets, purchase of stock, merger or otherwise), or enter into any joint venture, involving an aggregate consideration (including, without limitation, the assumption of liabilities whether direct or indirect) exceeding $500,000 in


                                       8.

any one transaction or series of related transactions or exceeding $1,000,000 in any twelve-month period;

          (i) enter into, or permit any Significant Subsidiary (as such term is defined in Rule 1-02 of Regulation S-X under the Securities Exchange Act of 1934, as amended) to enter into, the ownership, active management or operation of any business other than the business of developing, manufacturing and selling biotechnology products and services for life sciences research;

          (j) become subject to, or permit any of its Subsidiaries to become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument (other than Indebtedness under existing lines of credit and equipment leases outstanding on the date hereof) which by its terms would under any circumstances restrict (i) the right of any such Subsidiary to make loans or advances or pay dividends to, transfer property to, or repay any Indebtedness owed to the Borrower or another Subsidiary thereof or (ii) the Borrower's right to perform the provisions of this Note, any other related document or the bylaws of the Borrower;

          (k) make any amendment to the certificate of incorporation or bylaws of the Borrower which adversely affects the interests of holders of Notes;

          (l) establish or acquire (i) any Significant Subsidiaries (provided the Borrower shall be permitted to establish wholly owned Subsidiaries of the Borrower) or (b) any Significant Subsidiaries organized outside of the United States and its territorial possessions;

          (m) create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, Indebtedness exceeding an aggregate principal amount of $250,000 outstanding at any time on a consolidated basis, other than Indebtedness under existing lines of credit and equipment leases outstanding on the date hereof;

          (n) create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Liens or Encumbrances other than (i) tax liens with respect to taxes not yet due and payable or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP/consistently applied, (ii) deposits or pledges made in connection with, or to secure payment of, utilities or similar services, workers' compensation, unemployment insurance, old age pensions or other social security obligations, and (iii) mechanics', materialmen's or contractors' liens or encumbrances or any similar lien or restriction for amounts not yet due and payable or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP, consistently applied;

          (o) make any capital expenditures (including, without limitation, payments with respect to capitalized leases, as determined in accordance with GAAP consistently applied) exceeding (by $100,000 or more), in the aggregate on a consolidated basis during any twelve-month period, the amount specifically allocated therefor in any budget and operating plan furnished to the Lender pursuant to this Note;


                                       9.

          (p) enter into any leases or other rental agreements (excluding capitalized leases, as determined in accordance with GAAP consistently applied) under which the amount of the aggregate lease payments for all such agreements exceeds (by $100,000 or more), on a consolidated basis for any twelve-month period, the amount specifically allocated therefor in any budget and operating plan furnished to the Lender pursuant to this Note; and

          (q) borrow against, pledge, assign, modify, cancel or surrender the key-man life insurance policy in force relating to the President of the Borrower.

          So long as any amount payable by the Borrower hereunder shall remain unpaid, the Borrower shall and shall cause each Subsidiary to (unless it has received the prior written consent of the holders of a majority in interest of the outstanding 12% Subordinated Notes due September 9, 2004 of the Borrower of like tenor as this Note):

          (a) at all times cause to be done all things necessary to. maintain, preserve and renew its corporate existence and all material licenses, authorizations and permits necessary to the conduct of its businesses the failure of which to maintain, preserve or renew would have a Material Adverse Effect;

          (b) maintain and keep its material properties in good repair, working order and condition, and from time to time make all necessary or desirable repairs, renewals and replacements, so that its businesses may be properly and advantageously conducted in all material respects at all times;

          (c) pay and discharge (within 30 days after becoming due and payable) all material taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) and all material claims for labor, materials or suppliers which if unpaid would by law become a Lien or Encumbrance upon any of its property, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with GAAP, consistently applied) have been established on its books with respect thereto;

          (d) comply with all applicable laws, rules and regulations of all governmental authorities, the violation of which would reasonably be expected to have a material adverse effect upon the business, operations, assets, Properties, liabilities, condition (financial or otherwise), results of operations or prospects of the Borrower and its Subsidiaries taken as a whole;

          (e) apply for and continue in force with adequate insurance covering risks of such types and in such amounts as are customary for corporations of similar size engaged in similar lines of business if available on commercially reasonable terms;

          (f) maintain the key-man life insurance policy of the President of the Borrower;


                                       10.

          (g) possess and maintain all Intellectual Property Rights necessary to the conduct of their respective businesses, the failure of which to maintain would have a Material Adverse Effect, and own all right, title and interest in and to, or have a valid license for, all such Intellectual Property Rights except to the extent that any challenge to the same is being contested in good faith and by appropriate means; PROVIDED, HOWEVER, that in the event that, at any time, the Borrower or any Subsidiary fails to possess and maintain, or to own all right, title or interest in, or have a valid license for, any such Intellectual Property Right, the Borrower shall be entitled to cure its default under this paragraph by (A) identifying to the reasonable satisfaction of the Lenders, an adequate substitute Intellectual Property Right within ninety (90) days thereafter and (B) within ninety (90) days after such identification, acquiring all right, title and interest in such substitute Intellectual Property Right or entering into a licensing or similar agreement, in form and substance reasonably satisfactory to the Lender, providing the Borrower with a valid license therefor; and

          (h) maintain proper books of record and account which present fairly in all material respects its financial condition and results of operations and make provisions on its financial statements for all such proper reserves as in each case are required in accordance with GAAP subject to normal and recurring year-end audit adjustments, consistently applied.

     As used herein:

     "AFFILIATE" means any Person which, directly or indirectly, controls, is controlled by or is under common control with another Person ("control," "controlled by" and "under common control with" with respect to any Person meaning for the purposes of the foregoing the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise);

     "INDEBTEDNESS" means, for any Person: (i) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services and all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (ii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and. remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iii) all obligations under any lease of property (whether real, personal or mixed) which, in accordance with GAAP, would, at the time a determination is made, be required to be recorded as a capital lease in respect of which such Person is liable as lessee; (iv) all reimbursement or other obligations of such Person under or in respect of letters of credit, bankers acceptances, interest rate swaps, caps, floors and collars, currency swaps, or other similar financial products; (v) all indebtedness of another Person of the types referred to in clause (i), (ii),
(iii) or (iv) above, guaranteed directly or indirectly in any manner by the Person for whom Indebtedness is being determined, or in effect guaranteed directly or indirectly by such Person through an agreement (A) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss,


                                       11.

(C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether or not such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss; and (vi) all indebtedness of another Person of the types referred to in clause (i), (ii), (iii) or (iv) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be' secured by) any Lien upon or in property (including accounts and contract rights) owned by the Person for whom Indebtedness is being determined, even though such Person has not assumed or become liable for the payment of such indebtedness of such other Person;

     "INTELLECTUAL PROPERTY RIGHTS" means all (i) patents, patent applications, patent disclosures and inventions, (ii) trademarks, service marks, trade dress, trade names, logos and corporate names and registrations and applications for registration thereof together with all of the goodwill associated therewith, (iii) copyrights (registered or unregistered) and copyrightable works and registrations and applications for registrations thereof, (iv) mask works and registrations and applications for registration thereof, (v) computer software, data, data bases and documentation thereof,
(vi) trade secrets and other confidential information (including, without limitation, ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information), (vii) other intellectual property rights and
(viii) copies and tangible embodiments thereof (in whatever form or medium);

     "LIEN OR ENCUMBRANCE" means any lien, pledge, mortgage, security interest, claim, lease, charge, option, right, easement, servitude, transfer limit, restriction, title defect or other encumbrance of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any sale of receivables with recourse against the Borrower or any Affiliate thereof, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute, or any subordination arrangement in favor of another Person);

     "MATERIAL ADVERSE EFFECT" has the meaning set forth in the Securities Purchase Agreement dated as of September 9, 1997, among the Borrower and the original purchasers of 12% Subordinated Notes due September 9, 2004 of the Borrower.

     "PERSON" means an individual, corporation, partnership, joint venture, trust, unincorporated organization or any other entity of whatever nature, including any governmental agency or authority;

     "PROPERTY" means any real, personal or mixed property, whether tangible or intangible; and

     "SUBSIDIARY" means, with respect to any Person, any entity controlled (as such term is defined in the definition of "Affiliate" above) by such Person.


                                       12.

     Unless otherwise defined or the context otherwise requires, all accounting terms used herein shall be construed, and all accounting determinations and computations required hereunder shall be made, in accordance with GAAP, consistently applied.

     Any of the following events which shall occur shall constitute an "Event of Default":

     1. The Borrower shall fail to pay, within 5 business days after becoming due, any amount of principal or interest hereunder or other amount payable hereunder.

     2. Any representation or warranty by the Borrower under or in connection with this Note shall prove to have been incorrect in any material respect when made or deemed made.

     3. The Borrower shall fail to perform or observe in any material respect (within 30 days of the date required) any term, covenant or agreement contained herein.

     4. The Borrower or any of its Significant Subsidiaries shall admit in writing its inability to, or shall fail generally or be generally unable to, pay its debts (including its payrolls) as such debts become due, or shall make a general assignment for the benefit of creditors; or the Borrower or any such Significant Subsidiary shall file a voluntary petition in bankruptcy or a petition or answer seeking reorganization, to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Reform Act of 1978, as amended or recodified from time to time (the "Bankruptcy Code") or under any other state or federal law relating to bankruptcy or reorganization granting relief to debtors, whether now or hereafter in effect, or shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against the Borrower or any such Significant Subsidiary pursuant to the Bankruptcy Code or any such other state or federal law; or the Borrower or any such Significant Subsidiary shall be adjudicated a bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any custodian, receiver or trustee for all or any substantial part of the Borrower's or any such Significant Subsidiary's property, or shall take any action to authorize any of the actions or events set forth above in this paragraph; or an involuntary petition seeking any of the relief specified in this paragraph shall be filed against the Borrower or any such Significant Subsidiary; or any order for relief shall be entered against the Borrower or any such Significant Subsidiary in any involuntary proceeding under the Bankruptcy Code or any such other state or federal law referred to in this paragraph 4.

     5. The Borrower or any of its Significant Subsidiaries shall (i) liquidate, dissolve or wind up (or suffer any liquidation, dissolution or winding up), except to the extent expressly permitted by this Note, (ii) suspend its operations other than in the ordinary course of business, or
(iii) take any corporate action to authorize any of the actions or events set forth above in this paragraph 5.

     6. The Borrower or any Subsidiary shall fail (i) to make any payment of any principal of, or interest or premium on, any Indebtedness (other than in respect of this Note) in an aggregate principal amount outstanding of at least $250,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness as of the date of such failure, or (ii) to perform or observe any term,


                                       13.

covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such Indebtedness, when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof.

     7. A default or an event of default shall occur under any Senior Indebtedness which-would permit the acceleration of such Senior Indebtedness or any portion thereof.

     8. A final judgment or order for the payment of money in excess of $250,000 which is not fully covered by third-party insurance shall be rendered against the Borrower or any of its Subsidiaries; or any non-monetary judgment or order shall be rendered against the Borrower or any such Subsidiary which has or would reasonably be expected to have a material adverse effect upon the operations, properties, business or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole; and in each case there shall be any period of 20 consecutive days during which such judgment continues unsatisfied or during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

     9. The Borrower shall incur a net operating loss greater than 2% of revenue for (a) any three successive fiscal quarters or (b) for any fiscal year and for the two consecutive fiscal quarters immediately following such fiscal year, in each case as reflected in the consolidated financial statements of the Borrower and its subsidiaries delivered hereunder.

     If any Event of Default shall occur, the Lender may, subject to the subordination provisions hereof and the rights of any Senior Indebtedness,
(i) by notice to the Borrower, declare the entire unpaid principal amount of this Note, all interest accrued and unpaid hereon and all other amounts payable hereunder to be forthwith due and payable, whereupon all unpaid principal under this Note, all such accrued interest and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; and (ii) whether or not the actions referred to in clause (i) have been taken, proceed to enforce all other rights and remedies available to the Lender under applicable law..

     No amendment or waiver of any provision of this Note, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile) and mailed, sent or delivered to the respective parties hereto at or to the following addresses or facsimile numbers (or at or to such other address or facsimile number as shall be designated by any party in a written notice to the other parties hereto):


                                       14.

     If to the Lender:        c/o Summit Partners, L.P.
                              499 Hamilton Avenue
                              Suite 200
                              Palo Alto, CA 94301
                              Attention: Gregory M. Avis
                                         Mark G. Hilderbrand
                              Telephone: (650) 321-1166
                              Telecopy: (650) 321-1188


                              with a copy to:

                              Brobeck, Phleger & Harrison LLP
                              Two Embarcadero Place
                              2200 Geng Road
                              Palo Alto, CA 94303-0913
                              Attention: Thomas A. Bevilacqua, Esq.
                              Telephone: (415) 424-0160
                              Telecopy: (415) 496-2885

     If to the Borrower:      Clontech Laboratories, Inc.
                              1020 East Meadow Circle
                              Palo Alto, CA 94303
                              Attention: President
                              Telephone: (415) 424-8222
                              Telecopy: (415) 424-8419

                              with a copy to:

                              Cooley Godward LLP
                              Five Palo Alto Square
                              3000 E1 Camino Real
                              Palo Alto, CA 94306.2155
                              Attention: Brian Cunningham, Esq.
                              Telephone: (415) 843-5000
                              Telecopy: (415) $57-0663

All such notices and communications shall be effective (i) if delivered by hand, upon delivery; (ii) if sent by mail, upon the earlier of the date of receipt or five Business Days after deposit in the mail, first class (or air mail, with respect to communications to be sent to or from the United States), postage prepaid; and (iii) if sent by facsimile, when sent.

     No failure on the part of the Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or Partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Note are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Lender.


                                       15.

     Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Note shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Note, or the validity or effectiveness of such provision in any other jurisdiction.

     The Borrower agrees to pay on demand all costs and expenses of the Lender, and the reasonable fees and disbursements of counsel in connection with (i) any amendments, modifications or waivers of the terms hereof, (ii) any Default or Event of Default, (iii) the enforcement or attempted enforcement of, and preservation of any rights under, this Note, and (iv) any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, including, without limitation, any and all losses, costs and expenses sustained by the Lender as a result of any failure by the Borrower to perform or observe its obligations contained herein. In addition, the Borrower agrees to indemnify the Lender against and hold it harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Note.

     This Note shall be binding upon, inure to the benefit of and be enforceable by the Borrower, the Lender and their respective successors and assigns.

     The Borrower shall not have the right to assign its rights and obligations hereunder or any interest herein or therein without the prior written consent of the Lender. The Lender may sell, assign, transfer or grant participations in all or any portion of the Lender's rights and obligations hereunder. In the event of any such assignment, the assignee shall be deemed the "Lender" for all purposes of this Note and any other documents and instruments relating hereto with respect to the rights and obligations assigned to it. The Borrower agrees that in connection with any such grant or assignment, the Lender may deliver to the prospective participant or assignee financial statements and other relevant information relating to the Borrower and its Subsidiaries subject to the confidentiality provisions herein.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

     The Borrower hereby (i) submits to the non-exclusive jurisdiction of the courts of the State of California and the Federal courts of the United States sitting in the State of California for the purpose of any action or proceeding arising out of or relating to this Note and any other documents and instruments relating hereto, (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts,
(iii) irrevocably waives (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum and (iv) agrees that a final judgment in any such action or proceeding

                                       16.

shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

     Nothing herein shall limit the right of the Lender to bring any action or proceeding against the Borrower or its property in the courts of other jurisdictions.

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                                       17.

     IN WITNESS WHEREOF, the Borrower has duly executed this Note, as of the date first above written.

                                        BORROWER

                                        CLONTECH LABORATORIES, INC.

                                        By:  /s/ Ken Fong
                                             ----------------------------------
                                             Kenneth Fong
                                             President

Accepted and Agreed

LENDER

SUMMIT INVESTORS III, L.P.

By:  /s/ Gregory M. Avis
     --------------------------
     General Partner





                                       18.